                                                                  EXHIBIT 23(ii)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated March 3, 2003 relating to the financial statements of Pharmacia Corporation, which appears in Pharmacia
Corporation's annual report on Form 10-K for the year ended December 31, 2002.

PricewaterhouseCoopers LLP

Florham Park, New Jersey
April 26, 2004